EXHIBIT 10.2

FIFTH AMENDMENT TO THE OPERATIONAL SERVICES AGREEMENT
This Fifth Amendment to the Operational Services Agreement (“Fifth Amendment”) is made and entered into as of the 14th day of October, 2016, by and between PHILLIPS 66 CARRIER LLC, a Delaware limited liability company (“Carrier”), PHILLIPS 66 PARTNERS HOLDINGS LLC, a Delaware limited liability company (“Holdings”) and PHILLIPS 66 PIPELINE LLC, a Delaware limited liability company (“Operator”). Carrier and Holdings are collectively referred to herein as “Company.”
WITNESSETH:
WHEREAS, Company and Operator are parties to that certain Operational Services Agreement dated June 26, 2013, as amended by the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment thereto effective as of March 1, 2014, December 1, 2014, March 1, 2016, and May 10, 2016, respectively (the “Operational Services Agreement”);
WHEREAS, Company is acquiring certain additional assets during the fourth quarter of 2016; and
WHEREAS, Company and Operator desire that Operator maintain, operate, manage and administer such assets for Company, and the parties hereto wish to amend the Operational Services Agreement accordingly.
NOW, THEREFORE, for and in consideration of the foregoing, the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Company and Operator, Company and Operator agree as follows:

1.	Unless otherwise noted, the capitalized terms used herein shall have the definitions set forth in the Operational Services Agreement.

2.	Exhibit A to the Operational Services Agreement is hereby deleted in its entirety and replaced by the Exhibit A attached hereto.

3.	This Fifth Amendment shall be effective as of October 14, 2016.

4.	Except as expressly set forth herein, all other terms and conditions of the Operational Services Agreement (including the exhibits attached thereto) shall remain in full force and effect.

[Signature pages follow.]

US-DOCS\70746790.1

IN WITNESS WHEREOF, the Parties have caused this Fifth Amendment to be signed by their duly authorized officers as of the date first set forth above.

PHILLIPS 66 PIPELINE LLC
By:	/s/ Todd Denton
Todd Denton
President

PHILLIPS 66 CARRIER LLC
By:	/s/ Todd Denton
Todd Denton
President

Signature Page to Fifth Amendment to the Operational Services Agreement

PHILLIPS 66 PARTNERS HOLDINGS LLC
By:	Phillips 66 Partners LP,Sole Member of Phillips 66 Partners Holdings LLC
By:	Phillips 66 Partners GP, LLC,General Partner of Phillips 66 Partners LP
By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer

Signature Page to Fifth Amendment to the Operational Services Agreement

Exhibit A
Description of Pipelines, Terminals, Storage Facilities, and Refinery and Natural Gas Liquid Facilities
Attached to and made a part of that certain Operational Services Agreement, dated June 26, 2013, by and among Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC and Phillips 66 Pipeline LLC, as amended from time to time:
Crude Oil Pipelines
Clifton Ridge to Lake Charles Refinery – a 20” crude oil pipeline extending from the Clifton Ridge marine terminal to the Lake Charles Refinery in Calcasieu Parish, Louisiana.
Pecan Grove to Clifton Ridge – a 12” crude oil pipeline extending from the Pecan Grove marine terminal to the Clifton Ridge marine terminal in Calcasieu Parish, Louisiana.
Shell to Clifton Ridge – a 20” crude oil pipeline extending from Shell’s Houma to Houston pipeline to the Clifton Ridge marine terminal in Calcasieu Parish Louisiana.
CushPo – a 18” crude oil pipeline extending from Phillips 66 Carrier LLC’s, Cushing Crude Terminal in Cushing, Oklahoma to Phillips 66 Carrier LLC’s Ponca Crude Terminal in Ponca City, Oklahoma.

Glacier Pipeline System – a multi-diameter crude oil pipeline system extending from the United States-Canadian border near Carway, Alberta to the Billings ExxonMobil Refinery in Billings, Montana.

Line O – a 10” crude oil pipeline extending from Phillips 66 Partners Holdings LLC’s Buxton Crude Terminal in Cushing, Oklahoma to the Borger Refinery located in Borger, Texas

Line WA – a multi-diameter crude oil pipeline extending from the Odessa Station near Goldsmith, Texas to the Borger Refinery located in Borger, Texas.

Line 80 – a 8” crude oil pipeline extending from Gains Station near Hobbs, New Mexico to the Borger Refinery located in Borger, Texas.

North Texas Gathering Pipeline System – a multi-diameter crude oil pipeline system that gathers products in the various fields of North Texas and transports products to the Wichita Falls Station in Wichita Falls, Texas.

Oklahoma Mainline Pipeline System - a 12” crude oil pipeline extending from the Wichita Falls Station in Wichita Falls, Texas to Phillips 66 Carrier LLC’s Ponca Crude Terminal in Ponca City Oklahoma.

West Texas Gathering –a multi-diameter crude oil pipeline system that gathers crude oil in the various fields of West Texas to supply Line WA and Line 80.

Refined Product Pipelines
Sweeny to Pasadena – a 12” refined products pipeline extending from the Sweeny Refinery in Brazoria County, Texas to the Pasadena terminal in Harris County, Texas.
Sweeny to Pasadena – a 18” refined products pipeline extending from the Sweeny Refinery in Brazoria County, Texas to the Pasadena terminal in Harris County, Texas.
Wood River to Hartford – a 12” refined products pipeline extending from the Wood River Refinery in Madison County, Illinois to the Hartford terminal in Madison County, Illinois.
Hartford to Explorer – a 24” refined products pipeline extending from the Hartford terminal in Madison County, Illinois to the Explorer Pipeline system in Madison County, Illinois.
Gold Line – a multi-diameter refined products pipeline system extending from the Rocky Station fence line at Phillips 66 Pipeline LLC’s Borger Products Terminal in Borger, Texas to terminal facilities located in Wichita, Kansas; Paola, Kansas; Kansas City, Kansas; Jefferson City, Missouri; and Cahokia, Illinois.
Cross Channel Connector – a 20” refined products pipeline extending from the Pasadena Terminal in Pasadena, Texas to terminal facilities located at Kinder Morgan’s Pasadena Terminal and the Galena Park Station in Galena Park, Texas, and terminating at the Holland Avenue Junction in Galena Park, Texas.

Standish Pipeline – a 18” refined products pipeline extending from the Ponca City Refinery in Ponca City, Oklahoma to the Wichita North Terminal in Wichita, Kansas.

ATA Pipeline - a multi-diameter refined products pipeline extending from the Amarillo Terminal in Amarillo, Texas to the Albuquerque Terminal in Albuquerque, New Mexico.

BAM Pipeline – a multi-diameter refined products pipeline extending from the Borger Refinery in Borger, Texas to the Amarillo Terminal in Amarillo, Texas.

Cherokee East – a multi-diameter refined products pipeline system extending from the Ponca City Refinery in Ponca City, Oklahoma to terminal facilities in Jenks, Oklahoma and Mount Vernon, Missouri.

Cherokee North – a multi-diameter, two-leg refined products pipeline system extending from the Ponca City Refinery in Ponca City, Oklahoma to the Arkansas City Junction in Arkansas City, Oklahoma and the 21st Street Junction in Wichita, Kansas.

Cherokee South – a 8”, multi-leg refined products pipeline system extending from the Ponca City Refinery in Ponca City, Oklahoma to the Oklahoma City Terminal in Oklahoma City, Oklahoma, the Will Rogers Airport in Oklahoma City, Oklahoma and Tinker Air Force Base in Oklahoma City, Oklahoma.

Medford Triangle – a multi-diameter, multi-leg refined products pipeline system extending from the Ponca City Refinery in Ponca City, Oklahoma to the Medford Storage Spheres in Medford, Oklahoma and the Oneok Terminal in Medford, Oklahoma.

SAAL Pipeline - a 6” refined products pipeline extending from the Amarillo Terminal in Amarillo, Texas to the Lubbock Terminal in Lubbock, Texas.

Seminoe Pipeline – a 8” refined products pipeline extending from the Billings Refinery in Billings, Montana to terminal facilities in Sheridan, Wyoming and Casper, Wyoming and to the Tisdale Junction and Sinclair Junction in Wyoming.

Terminals
Hartford Terminal. Hartford Terminal is located at or near Hartford, Illinois. The facility consists of a two-bay truck rack with 17,000 barrels of active terminaling capacity, 13 above-ground storage tanks with approximately 1.1 million barrels of total storage capacity. The Hartford barge dock consists of a single-berth barge loading facility, approximately 0.8 miles of 8-inch pipeline and approximately 0.8 miles of 14-inch pipeline from the Hartford terminal to the Hartford barge dock for delivery.
Pasadena Terminal. Pasadena Terminal is located at or near Pasadena, Texas and consists of a five-bay truck rack and tankage with 65,000 barrels per day of active terminaling capacity, 22 above ground storage tanks with approximately 3.2 million barrels of total storage capacity and a vapor combustion unit.
Clifton Ridge Terminal. Clifton Ridge Terminal is located at or near Sulphur, Louisiana and consists of a single-berth ship dock, 12 above-ground storage tanks with approximately 3.4 million barrels of total storage capacity and a truck offloading facility.
Pecan Grove Terminal. Pecan Grove terminal is adjacent to the Clifton Ridge Terminal. The facility consists of a single-berth barge dock and three above-ground storage tanks with 142,000 barrels of total storage capacity.
Wichita North Terminal. Wichita North Terminal is located in Wichita, Kansas adjacent to the Gold Line pipeline system. It consists of a two bay truck rack with 12,000 barrels of total storage capacity.

Paola Terminal. Paola Terminal is located in Paola, Kansas adjacent to the Gold Line pipeline system. It consists of 98,000 barrels of total storage capacity.
Kansas City Terminal. Kansas City Terminal is located in Kansas City, Kansas adjacent to the Gold Line pipeline system. It consists of a five bay truck rack with 66,000 barrels of total storage capacity.
Jeff City Terminal. Jeff City Terminal is located in Jefferson City, Missouri adjacent to the Gold Line pipeline system. It consists of a two bay truck rack with 16,000 barrels of total storage capacity.
East St. Louis Terminal. East St. Louis Terminal is located in Cahokia, Illinois adjacent to the Gold Line pipeline system. It consists of a six bay truck rack with 78,000 barrels of total storage capacity.
Bayway Terminal. Bayway Terminal is located in Linden, New Jersey adjacent to the Bayway Refinery. It consists of a four-track, 120 rail car crude oil receiving facility with a planned unloading capacity of 75,000 barrels per day that delivers crude oil to storage tanks at the adjacent refinery.
Ferndale Terminal. Ferndale Terminal is located in Ferndale, Washington adjacent to the Ferndale Refinery. It consists of a two-track, 54 rail car crude oil receiving facility with a planned unloading capacity of 30,000 barrels per day that delivers crude oil to storage tanks at the adjacent refinery.
Albuquerque Terminal. Albuquerque Terminal is located in Albuquerque, New Mexico, adjacent to the ATA Pipeline. It consists of a three-bay truck rack with 232,000 barrels of total storage capacity.

Amarillo Terminal. Amarillo Terminal is located in Amarillo, Texas, adjacent to the BAM Pipeline, the SAAL Pipeline and the ATA Pipeline. It consists of a five-bay truck rack with 268,000 barrels of total storage capacity.

Billings Crude Terminal. Billings Crude Terminal is located in Billings, Montana, at the Phillips 66 Company Billings Refinery. It consists of 245,000 barrels of total storage capacity.

Buffalo Terminal. Buffalo Terminal is located near Buffalo Montana. It consists of two meter skid units, three injection pumps and two crude tanks with approximately 300,000 barrels of total storage capacity.

Buxton Terminal. Buxton Terminal is located in Cushing, Oklahoma. It consists of two crude storage tanks with a total capacity of 400,000 barrels.

Casper Terminal. Casper Terminal is located in Casper, Wyoming adjacent to the Seminoe Pipeline. It consists of a two bay-truck rack with 300,000 barrels of total storage capacity.

Cushing Terminal. Cushing Terminal is located in Cushing, Oklahoma. It consists of one tank with a lease automatic custody transfer unit and two storage tanks with a total storage capacity of 220,000 barrels.

Glenpool Terminal. Glenpool Terminal is located in Jenks, Oklahoma adjacent to the Cherokee East pipeline system. It consists of a two-bay truck rack with 514,000 barrels of total storage capacity.

Linden Terminal. Linden Terminal is located Linden, New Jersey. It consists of a nine-bay refined products truck rack and a three-bay NGL truck rack with 331,000 barrels of refined products storage.

Lubbock Terminal. Lubbock Terminal is located in Lubbock, Texas adjacent to the SAAL Pipeline. It consists of a three-bay truck rack with 176,000 barrels of total storage capacity.

Mount Vernon Terminal. Mount Vernon Terminal is located in Mount Vernon, Missouri, adjacent to the Cherokee East pipeline system. It consists of a four-bay refined products truck rack and a two-bay NGL truck rack with 359,000 barrels of refined products storage capacity and 118,000 barrels of NGL storage capacity.

Oklahoma City Terminal. Oklahoma City Terminal is located in Oklahoma City, Oklahoma adjacent to the Cherokee South pipeline system. It consists of a four-bay truck rack with 290,000 barrels of total storage capacity.

Ponca City Terminal. Ponca City Terminal is located in Ponca City, Oklahoma adjacent to the Ponca City Refinery. It consists of a two-bay refined products truck rack and a two-bay NGL truck rack with 2,500 barrels of refined products storage capacity.

Ponca Crude Terminal. Ponca Crude Terminal is located in Ponca City, Oklahoma. It consists of three lease automatic custody transfer units and 15 above-ground crude oil storage tanks with approximately 1.2 million barrels of total storage capacity.

Sheridan Terminal. Sheridan Terminal is located in Sheridan, Wyoming adjacent to the Seminoe Pipeline. It consists of a two-bay truck rack with 94,000 barrels of total storage capacity.

Tremley Point Terminal. Tremley Point Terminal is located in Linden, New Jersey. It consists of a three-bay refined products truck rack, 1,400,000 barrels of total storage capacity and a dock facility consisting of two vessel berths.

Wichita South Terminal. Wichita South Terminal is located in Wichita, Kansas adjacent to the Cherokee North pipeline system. It consists of 230,000 barrels of total storage capacity.

Storage Facilities
Medford Storage Spheres. Medford Storage Spheres are two above ground storage facilities located at the Central Division pipeline facility in Medford, Oklahoma. The working capacity of each sphere is 35,000 barrels, and the spheres are capable of receiving and storing natural gas liquids and petrochemicals, including refinery grade propylene.

Storage Tank Nos. 1001, 1002 and 1004 at the Wichita North Terminal. These storage tanks have a nominal shell capacity of 107,000 barrels, 107,000 barrels, and 108,000 barrels, respectively.
Storage Tank Nos. 8005 and 8010 at the Kansas City Terminal. These storage tanks have a nominal shell capacity of 80,000 barrels and 101,000 barrels, respectively.
Storage Tank Nos. 1503, 2001, 1302 at the East St. Louis Terminal. These storage tanks have a nominal shell capacity of 172,000 barrels, two hundred thousand 200,000 barrels and 135,000 barrels, respectively.
Storage Tank No. 4901 at the Paola Terminal. This storage tank has a nominal shell capacity of 98,000 barrels.
Storage Tank Nos. 6813 and 6818 at the East St. Louis Terminal. Each of these storage tanks has a nominal shell storage capacity of 80,000 barrels.
Clemens Facility. The Clemens Facility includes underground salt dome storage caverns for LPG storage, brine ponds, a leach plant, multiple buildings, associated pipes/pumps, water supply wells, associated properties, and off-site disposal wells. These facilities are located near Brazoria, Texas. Products produced at the Sweeny Fractionator are stored in the underground caverns and then transported via pipeline to the Freeport LPG Export Terminal or the Mount Belvieu market hub.

Refinery and Natural Gas Liquid Facilities
Sweeny Fractionator. The Sweeny Fractionator is a Natural Gas Liquid fractionation facility located in Old Ocean, Texas, close to the Sweeny Refinery. The Sweeny Fractionator includes the associated cooling tower (G0054022) and flare (G0056044), the substation (G006010), and the offplots (G0068044). It processes y-grade (mixed natural gas liquids) and produces purity ethane, propane, isobutane, normal butane and natural gasoline (C5+) for sale in local petrochemical markets or to supply the Freeport LPG Export Terminal.